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                                                                                                                             ASTSUPP204
                                             American Skandia Trust ("AST" or the "Trust")
        Supplement dated February 19, 2004 to the Prospectus and Statement of Additional Information ("SAI") dated May 1, 2003
                                            Replacing the Supplement dated January 26, 2004
                                              to the Prospectus and SAI dated May 1, 2003

AST Strong International Equity Portfolio

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and  together  with PI, the  "Investment  Manager")  and Strong  Capital  Management,  Inc.  ("Strong")  with respect to the AST Strong
International  Equity  Portfolio  (the  "International  Equity  Portfolio")  will be  terminated  effective at the close of business on
February 22, 2004.  Effective February 23, 2004, pursuant to a new sub-advisory  agreement,  the International Equity Portfolio will be sub-advised  by J.P.  Morgan  Investment  Management  Inc. ("J. P. Morgan") and will be renamed the AST JPMorgan  International  Equity
Portfolio.  Shareholders  of the  International  Equity  Portfolio  will be sent an  information  statement  containing  more  detailed information about J.P. Morgan and the reasons for the Investment Manager's retention of J.P. Morgan.

         Accordingly,  effective  February 23, 2004, all references in the  Prospectus and SAI to the AST Strong  International  Equity
Portfolio are replaced by references to the AST JPMorgan  International  Equity Portfolio and references to Strong Capital  Management,
Inc.  are replaced by  references  to J.P.  Morgan  Investment  Management  Inc. In addition,  the section of the  Prospectus  entitled
"Management of the Trust -- Sub-Advisors"  is revised by deleting the sub-section  relating to Strong on page 126 and replacing it with the following:

         J. P. Morgan Investment  Management Inc. ("J.P.  Morgan"),  with principal offices at 522 Fifth Avenue, New York, New
         York  10036,  serves as  Sub-advisor  for the AST  JPMorgan  International  Equity  Portfolio.  J.P.  Morgan  and its
         affiliates offer a wide range of services to governmental,  institutional,  corporate and individual  customers,  and act as  investment  advisor to  individual  and  institutional  clients  with  combined  assets under  management  of approximately $559 billion as of December 31, 2003.

         The portfolio managers responsible for the day-to-day  management of the AST JPMorgan  International Equity Portfolio
         are James WT Fisher and Timothy Leask. Mr. Fisher,  a Managing  Director of J.P.  Morgan,  is a portfolio  manager in the Global  Portfolios  Group based in London.  He joined J.P.  Morgan in 1985.  Mr. Leask,  a Vice President of J.P.
         Morgan,  is a client  portfolio  manager in the  International  Equity  Portfolios group based in New York. He joined
         J.P. Morgan in 1997.  They have managed the Portfolio since J. P. Morgan became its sub-advisor in February 2004.